EXHIBIT 99.1
                                                                    ------------










                            AMP-BEST CONSULTING, INC.
                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

                            AMP-BEST CONSULTING, INC.
                          INDEX TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004




                                TABLE OF CONTENTS
                                -----------------



                                                                         PAGE(S)
                                                                         -------


Report of Independent Registered Public Accounting Firm                     1

Balance Sheets at December 31, 2005 and 2004                                2

Statements of Operations for the Years Ended December 31, 2005 and 2004     3

Statements of Changes in Stockholders' Equity (Deficit) for the Years
   Ended December 31, 2005 and 2004                                         4

Statements of Cash Flows for the Years Ended December 31, 2005 and 2004    5-6

Notes To Financial Statements                                              7-18

                           AMP - BEST CONSULTING, INC.
                                 BALANCE SHEETS
                           DECEMBER 31, 2005 AND 2004

                                     ASSETS

                                                                  2005           2004
                                                              -----------    -----------
ASSETS
  Cash and cash equivalents                                   $    71,854    $    50,825
  Trade accounts receivable                                       360,109        347,264
  Other receivables                                                22,807         17,330
  Prepaid expenses                                                  6,217          5,383
  Inventory                                                         7,533         20,814
  Due from related parties                                          7,500          7,500
                                                              -----------    -----------
        Total current assets                                      476,020        449,116
                                                              -----------    -----------


PROPERTY AND EQUIPMENT, net                                        81,541         55,211
                                                              -----------    -----------

OTHER ASSETS
  Goodwill                                                        175,000        175,000
  Certifications and licenses                                      58,370         60,442
  Security deposit                                                  1,300          1,300
                                                              -----------    -----------
        Total other assets                                        234,670        236,742
                                                              -----------    -----------

  TOTAL ASSETS                                                $   792,231    $   741,069
                                                              ===========    ===========

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Long-term debt, current portion                               $   271,462    $   212,254
Capital lease obligations, current portion                          1,403          2,161
Due to related parties                                            314,929        300,000
   Accounts payable and accrued expenses                          157,527        100,590
   Unearned revenue                                                67,085         28,605
Income tax payable                                                   --           12,794
                                                              -----------    -----------
         Total current liabilities                                812,406        656,404
                                                              -----------    -----------

LONG-TERM LIABILITIES
Long term debt, net of current portion                             70,482         47,114
Capital lease obligations, net of current portion                    --            1,403
                                                              -----------    -----------
         Total long-term liabilities                               70,482         48,517
                                                              -----------    -----------

             Total liabilities                                    882,888        704,921
                                                              -----------    -----------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY (DEFICIT)
  Common stock, No par value, 200 shares authorized;
    100 shares issued and 75 outstanding                           10,000         10,000
  Treasury Stock, 25 shares at cost                               (15,500)       (15,500)
  Retained Earnings (deficit)                                     (85,157)        41,648
                                                              -----------    -----------
         Total stockholders' equity (deficit)                     (90,657)        36,148
                                                              -----------    -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)          $   792,231    $   741,069
                                                              ===========    ===========

   The accompanying notes are an integral part of these financial statements.

                           AMP - BEST CONSULTING, INC.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                  2005           2004
                                                              -----------    -----------
SALES, net                                                    $ 1,555,113    $ 1,398,563

COST OF SALES                                                     598,658        598,982
                                                              -----------    -----------

GROSS PROFIT                                                      956,455        799,581
                                                              -----------    -----------

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
     Selling expenses                                             744,089        587,754
     General and administrative                                   119,330         81,263
     Research and development                                     125,000           --
     Facility costs                                                74,620         54,486
                                                              -----------    -----------
       Total Selling, General and Administrative Expenses       1,063,039        723,503
                                                              -----------    -----------

INCOME FROM OPERATIONS                                           (106,584)        76,078

INTEREST EXPENSE                                                   33,015         15,344
                                                              -----------    -----------

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES                  (139,599)        60,734

PROVISION (BENEFIT) FOR INCOME TAXES                              (12,794)        12,794
                                                              -----------    -----------

NET INCOME (LOSS) AVAILABLE TO COMMON SHARES                  $  (126,805)   $    47,940
                                                              ===========    ===========


WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                             75             75
                                                              ===========    ===========

EARNINGS (LOSS) PER SHARE COMMON STOCK                        $ (1,690.73)   $    639.20
                                                              ===========    ===========

   The accompanying notes are an integral part of these financial statements.

                           AMP - BEST CONSULTING, INC.
             STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                                                                  Total
                                                                                                  Retained     Stockholders'
                                                          Common Stock            Treasury        Earnings       Equity
                                                      Shares         Amount         Stock         (Deficit)     (Deficit)
                                                    ---------      ---------      ---------      ---------      ---------
BALANCE - January 1, 2004                                  75      $  10,000      $ (15,500)     $  (6,292)     $ (11,792)

Net income for the year ended December 31, 2004                                                     47,940         47,940
                                                    ---------      ---------      ---------      ---------      ---------

BALANCE - December 31, 2004                                75         10,000        (15,500)        41,648         36,148

Net loss for the year ended December 31, 2005                                                     (126,805)      (126,805)
                                                    ---------      ---------      ---------      ---------      ---------

BALANCE - December 31, 2005                                75      $  10,000      $ (15,500)     $ (85,157)     $ (90,657)
                                                    =========      =========      =========      =========      =========

   The accompanying notes are an integral part of these financial statements.

                           AMP - BEST CONSULTING, INC.
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                                  2005           2004
                                                              -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)                                           $  (126,805)   $    47,940
  Adjustments to reconcile net (loss) income to net
   cash (used in) operating activities
  Depreciation and amortization                                    21,000         12,572
  Changes in operating assets and liabilities
     (Increase) decrease in:
Trade accounts receivable                                         (18,322)      (181,399)
Inventory                                                          13,281         10,784
Prepaid expenses                                                     (834)        (5,383)
Certifications & Licenses                                           2,072         (9,255)
Security deposit                                                     --             (775)
      Increase (decrease) in:
Accounts payable and accrued expenses                              56,937        (31,608)
Unearned revenue                                                   38,480         19,625
Income tax payable                                                (12,794)        12,794
                                                              -----------    -----------
     Net cash provided by (used in) operating activities          (26,985)      (124,705)
                                                              -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchase of property and equipment                            (47,330)       (18,997)
                                                              -----------    -----------
     Net cash (used in) investing activities                      (47,330)       (18,997)
                                                              -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds of related party debt                                 14,929        140,187
Proceeds of long-term debt                                        135,970         64,273
Repayment of notes payable                                        (53,394)       (13,553)
Proceeds from capital lease                                          --            4,185
Repayment of capital lease                                         (2,161)          (621)
                                                              -----------    -----------
     Net cash provided by financing activities                     95,344        194,471
                                                              -----------    -----------

NET INCREASE IN CASH AND CASH EQUIVALENTS                          21,029         50,769

CASH- BEGINNING OF YEAR                                            50,825             56
                                                              -----------    -----------

CASH - END OF YEAR                                            $    71,854    $    50,825
                                                              ===========    ===========

   The accompanying notes are an integral part of these financial statements.

                           AMP - BEST CONSULTING, INC.
                      STATEMENTS OF CASH FLOWS (Continued)
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004


                                                         2005           2004
                                                     -----------    -----------

SUPPLEMENTAL CASH FLOW INFORMATION

During the year, cash was paid for the following:
     Interest expense                                $    29,177    $    15,344
                                                     ===========    ===========
     Income taxes                                    $       --     $       --
                                                     ===========    ===========

                        BAGELL, JOSEPHS & COMPANY, L.L.C.
                          Certified Public Accountants
                               High Ridge Commons
                           200 Haddonfield Berlin Road
                                 Suites 400-403
                           Gibbsboro, New Jersey 08026
                        (856) 346-2828 Fax (856) 346-2882


             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Stockholders' of AMP-Best Consulting, Inc.
Syracuse, NY

We have audited the accompanying balance sheet of AMP-Best Consulting, Inc. as of December 31, 2005 and 2004 and the related statements of operations, change in stockholders' equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with standards established by the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AMP-Best Consulting, Inc. as of December 31, 2005 and 2004, and the results of its operations and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.




Bagell, Josephs, Levine & Company, L.L.C.
BAGELL, JOSEPHS, LEVINE & COMPANY, L.L.C.
Certified Public Accountants
Gibbsboro, New Jersey

July 25, 2005



     MEMBER OF:    AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS
                   NEW JERSEY SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS
                   PENNSYLVANIA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS
                   NEW YORK STATE SOCIETY OF CERTIFIED PUBLIC ACCOUNTANTS

                            AMP-BEST CONSULTING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

NOTE 1-  BACKGROUND

         AMP-Best Consulting, Inc., ("the Company") is a New York based information technology company, value added reseller, and master developer of the Sage Software family of products. Among the solutions we sell and support are: Sage MAS 500 ERP, Sage MAS 90, 200, and 200 SQL, Sage BusinessWorks, Sage MIP, Sage Abra, ACT! by Sage, Sage CRM, Sage FAS Asset Accounting and JobOps.

         Our team supports more than 300 clients nationwide; in manufacturing, custom job shops, the distribution industry, services organizations and non-profit agencies.

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         BASIS OF PRESENTATION

         The accompanying financial statements of the Company have been prepared on the accrual basis of accounting in accordance with the accounting principles generally accepted in the United States of America. Management believes the assumptions underlying the financial statements are reasonable. However, the financial statements included herein may not necessarily reflect the Company's results of operations, financial position and cash flows in the future.

         USE OF ESTIMATES

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

         CASH AND CASH EQUIVALENTS

         The Company considers all highly liquid debt instruments and other short-term investments with an initial maturity of three months or less to be cash or cash equivalents.

         The Company maintains cash and cash equivalent balances at financial institutions that are insured by the Federal Deposit Insurance Corporation up to $100,000. At various times throughout the year, the company had balances on deposits at the financial institutions in excess of federally insured limits.

                            AMP-BEST CONSULTING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         (CONTINUED)

         SOFTWARE LICENSE COSTS

         Software license costs are recorded at cost, which approximates fair market value as of the date of purchase. These costs represent the purchase of various exploitation rights to certain software, pre - developed codes and systems developed by a non - related third party. These costs are capitalized pursuant to Statement of Financial Accounting Standards ("SFAS") 86, "ACCOUNTING FOR THE COSTS OF COMPUTER SOFTWARE TO BE SOLD, LEASED OR OTHERWISE MARKETED". The carrying value of software license costs are regularly reviewed by the Company and a loss would be recognized if the value of the estimated un - discounted cash flow benefit related to the asset falls below the unamortized cost.

         INTELLECTUAL PROPERTY

         The Company has developed a software application that is unique to the metal finishing industry. The application combines two existing software programs and assists the companies in the specific identification process for work-in-process costing. The Company does not have any patent on the application, as they do not own the software for which the process is applied. The Company has expensed the costs to Research and Development expenses.

         REVENUE RECOGNITION

         The Company recognizes revenues from consulting services as the services are performed. Hardware and software revenues are recognized when the product is shipped to the customer. Support agreement commissions are recognized when payment is received since the Company has no obligation to perform any further services under the agreement. Normal and customary payment terms require payment for the software license fees when the product is shipped. Payment for software maintenance is due prior to the commencement of the maintenance period. It is also the Company's policy to not provide customers the right to refund any portion of its license fees.

         With respect to customer support services, upon the completion of one year from the date of sale, considered to be the warranty period, the Company offers customers an optional annual software maintenance and support agreement for subsequent one - year periods. Sales of purchased maintenance and support agreements are recorded as deferred revenues and recognized over the respective terms of the agreements.

                            AMP-BEST CONSULTING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         (CONTINUED)

         REVENUE RECOGNITION (CONTINUED)

         The Company does not allocate revenues between the software licensing fees and the software maintenance contracts, as the one-year warranty period is incidental to the total market value of the product sold. The software maintenance and customer support services are free for the first year the product is licensed (considered to be the warranty period) and is not considered essential to the functionality of the software. The software maintenance and support agreement provides for free software updates, if any, and technical support the customer may need in deploying or changing the original configuration of the software. Generally, customer support in the first year of use is usually limited to installation and connectivity issues with respect to the end user telephone environment. The Company separately records a warranty reserve to account for the estimated costs to provide maintenance and support.

         TRADE ACCOUNTS RECEIVABLE

         The Company does not provide for any reserves with regard to the allowance for bad debts. It is the practice of the Company to record full amount of accounts receivable when the invoice to the customer is billed. The customer has 90 days in which to make full payment on the outstanding balance due, or the contract is cancelled. If no payment is received, the receivable is removed along with the corresponding revenue amount. The Company has experienced a minimal amount of removal, since their customers are dependent upon the maintenance of the software.

         PROPERTY AND EQUIPMENT

         Property and equipment is stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the assets. Repairs and maintenance costs are expensed, while additions and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts and the resulting gain or loss is included in operations.

         ADVERTISING

         Advertising and exhibition costs are expensed in the period incurred. For the years ended December 31, 2005 and 2004, advertising and exhibition costs totaled $3,071 and $8,716, respectively.

                            AMP-BEST CONSULTING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         (CONTINUED)

         RESEARCH AND DEVELOPMENT COSTS

         Research and development costs are charged to expense as incurred.

         INCOME TAXES

         The Company accounts for income taxes under the Financial Accounting Standards Board of Financial Accounting Standards ("SFAS") No. 109 "ACCOUNTING FOR INCOME TAXES" ("Statement 109"). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

         EARNINGS (LOSS) PER SHARE

         SFAS No. 128, "Earnings Per Share" requires presentation of basic earnings per share ("basic EPS") and diluted earnings per share ("diluted EPS").

         The computation of basic EPS is computed by dividing net income or
         (loss) available to common stockholders by the weighted average number of common shares outstanding. Diluted earnings per share gives effect to all dilutive potential common shares outstanding during the period. The computation of diluted EPS does not assume conversion, exercise, or contingent exercise of securities that would have an anti - dilutive effect on earnings resulting from the Company's net loss position.


                                                  2005            2004
                                               ----------      ----------
         Net income (loss)                     $ (126,805)     $   47,940
                                               ----------      ----------
         Weighted average number of shares
             outstanding                               75              75
                                               ==========      ==========

         Earnings (Loss) per share             $(1,690.73)    $    639.20
                                               ==========      ==========

                            AMP-BEST CONSULTING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         (CONTINUED)

         GOODWILL AND OTHER INTANGIBLE ASSETS

         In June 2001, the FASB issued Statement No. 142 "Goodwill and Other Intangible Assets". This statement addresses financial accounting and reporting for acquired goodwill and other intangible assets and supersedes APB Opinion No. 17, Intangible Assets. It addresses how intangible assets that are acquired individually or with a group of other assets (but not those acquired in a business combination) should be accounted for in financial statements upon their acquisition.

         This Statement also addresses how goodwill and other intangible assets should be accounted for after they have been initially recognized in the financial statements.

         RECENT ACCOUNTING PRONOUNCEMENTS

         In May 2003, the FASB issued FAS No. 150, "Accounting for certain Financial Instruments with Characteristics of both Liabilities and Equity" ("FAS No. 150"). FAS 150 requires that certain financial instruments issued in the form of shares that are mandatorily redeemable as well as certain other financial instruments be classified as liabilities in the financial statements. FAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003. The adoption of FAS No. 150 did not have a material affect on the Company's reported financial results.

         In November 2004, the FASB issued Financial Accounting Standards No. 151 (FS 151), "Inventory Costs - an amendment of ARB No. 43, Chapter 4". FAS 151 clarifies the accounting for abnormal amounts of idle facility expense, freight, handling costs and spoilage. In addition, FAS 151 requires companies to base the allocation of fixed production overhead to the costs of conversion on the normal capacity of production facilities. FAS 151 is effective for the Company in 2006. The Company does not expect FAS 151 to have a material impact on its results or financial statements.

                            AMP-BEST CONSULTING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

NOTE 2-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         (CONTINUED)

         RECENT ACCOUNTING PRONOUNCEMENTS (CONTINUED)

         On December 16, 2004, FASB issued Statement of Financial Accounting Standards No. 153, Exchanges of Non-monetary Assets, an amendment of APB Opinion No. 29, Accounting for Non-monetary Transactions (" FAS 153"). This statement amends APB Opinion 29 to eliminate the exception for non-monetary exchanges of similar productive assets and replaces it with a general exception for exchanges of non-monetary assets that do not have commercial substance. Under FAS 153, if a non-monetary exchange of similar productive assets meets a commercial-substance criterion and fair value is determinable, the transaction must be accounted for at fair value resulting in recognition of any gain or loss. FAS 153 is effective for non-monetary transactions in fiscal periods that begin after June 15, 2005. The Company does not anticipate that the implementation of this standard will have a material impact on its financial position, results of operations or cash flows.

         In December 2004, the FASB issued Financial Accounting Standards No. 123 (revised 2004) (FAS 123R), "Share-Based Payment, " FAS 123R replaces FAS No. 123, "Accounting for Stock-Based Compensation", and supersedes APB Opinion No. 25, "Accounting for Stock Issued to Employees." FAS 123R requires compensation expense, measured as the fair value at the grant date, related to share-based payment transactions to be recognized in the financial statements over the period that an employee provides service in exchange for the award. The Company intends to adopt FAS 123R using the "modified prospective" transition method as defined in FAS 123R. Under the modified prospective method, companies are required to record compensation cost prospectively for the unvested portion, as of the date of adoption, of previously issued and outstanding awards over the remaining vesting period of such awards. FAS 123R is effective January 1, 2006. The Company does not expect FAS 123R to have a material impact on its results or financial statements.

         RECLASSIFICATION

         Certain amounts from 2004 have been reclassified to conform to the 2005 presentation.

                            AMP-BEST CONSULTING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

NOTE 3-  PROPERTY AND EQUIPMENT

         Property and equipment at December 31, 2005 and 2004 is as follows:

                                                          2005       2004
                                                        --------   --------
         Computers and other hardware                   $ 74,490   $ 51,996
         Network Equipment                                26,168      1,332
         Office Equipment                                 35,440     35,440
         Less:  accumulated depreciation                 (54,557)   (33,557)
                                                        --------   --------
         Net equipment                                  $ 81,541   $ 55,212
                                                        ========   ========

         Depreciation expense for the years ended December 31, 2005 and 2004 was $21,000 and $12,572 respectively.


NOTE 4-  GOODWILL AND OTHER INTANGIBLE ASSETS

         In December 2003, the Company completed the asset acquisition of Advantium. The Company recorded total consideration for the acquisition of $200,000 comprised of fixed assets of $25,000 and goodwill of $175,000 and a loan payable of $200,000 to Lorraine Nechaeu, owner. This consideration has been allocated to the tangible and identifiable intangible assets acquired according to their respective estimated fair values, with the excess purchase consideration being allocated to goodwill at the closing of the transaction. Goodwill on this transaction amounted to $175,000, which represented amounts paid in excess of the fair market value of the acquired assets.

         Over the years, the Company has acquired licenses from Sage Software and is required to maintain their certifications with Sage, which permits the Company to resell the Sage products. The cost of these licenses and certifications has been recorded as intangible assets in the period when they occurred. Management periodically reviews the value of all intangible assets, and will record impairment as required. During the year ended December 31, 2005, the Company wrote off the Sage Master Builders Reseller License cost of $1,000 and various other expired certifications for approximately $7,300.

                            AMP-BEST CONSULTING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

NOTE 5-  CAFETERIA PLAN

         The Company employs a Code Section 125 cafeteria plan, which allows for qualified individuals of the Company to participate with pre-tax contributions, as well as post-tax contributions. The plan was established to allow for contributions for medical savings plans, dental plans, and health care reimbursements.

         The pre-tax contributions made for the years ended December 31, 2005 and 2004 were $26,322 and $13,320, respectively.

NOTE 6-  LONG-TERM DEBT

         The Company renewed their line of credit with M&T Bank for an amount up to $200,000. The line is normally renewed annually. The secured line of credit has no expiration, bears interest at prime plus .75% per annum, which can change with the fluctuations in the prime rate. Principal shall be due and payable on demand from the bank. At various times during the 2005 and 2004, the Company has drawn down and repaid funds from the line of credit. As of December 31, 2005 and 2004, the outstanding principal balance is $176,445 and $90,475, respectively.

         On December 17, 2003, the Company entered into an unsecured promissory note totaling $75,000 with M&T Bank. The unsecured note is for a term of 5 years, bears interest at prime plus .75% per annum and is due in monthly installments of principal and interest of $1,406. As of December 31, 2005 and 2004, the outstanding principal balance is $47,930 and $61,447, respectively.

         On October 21, 2005, the Company entered into an unsecured promissory note totaling $50,000 with M&T Bank. The unsecured note is for a term of 5 years, bears interest at prime plus .75% per annum and is due in monthly installments of principal of $833.33 plus interest. As of December 31, 2005, the outstanding principal balance is $48,333.

         Pursuant to the terms of the Advantium Purchase Agreement on December 31, 2003 the Company assumed a liability of $200,000 due and payable to Lorraine Nechaev, who also became the Director of Training Implementation Unit. This loan is due upon demand, and the repayment terms are based on 20% of the sales revenue generated by the client list purchased in the agreement. In addition, the loan agreement contains no provision for accrued interest. As such, the loan is classified as all current.


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

                            AMP-BEST CONSULTING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

NOTE 6-  LONG-TERM DEBT (CONTINUED)

         Maturities for the five (5) years ended December 31 are as follows:

                    2006                       $ 271,462
                    2007                          24,966
                    2008                          25,693
                    2009                          19,823
                    2010                               0
                                               ---------
                   Total                       $ 341,944


NOTE 7-  DUE TO/FROM RELATED PARTIES

         At various times during the years, one of the principal officers of the Company has loaned money to the company and has used his personal credit card to fund the working capital needs of the Company. This officer passes interest charges and minimum principal payments onto the company for payments on the loan portions and the company remits payment directly. As of December 31, 2005 and 2004, the outstanding principal balance of the related party account is $314,929 and $300,000, respectively.


         In 2003, the Company had advanced funds to an officer. There were no repayment terms specific with the advancement, and it is classified as a non-interest bearing loan. The outstanding balance as of December 31, 2005 and 2004 was $7,500 and $7,500, respectively.

NOTE 8-  PROVISION FOR INCOME TAXES

         The reconciliation of the effective income tax rate to the Federal statutory rate is as follows: December 31,

                                                         2005       2004
                                                        ------     ------
         Federal Income Tax Rate                         15.0%      15.0%
         Deferred Tax Credit                              --        (2.4)%
         Effect of valuation allowance                  (14.3)%      --
         State Income Tax, Net of Federal Benefit         8.5%       8.5%
                                                        ------      -----
         Effective Income Tax Rate                        9.2%      21.1%
                                                        ======      =====

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

                            AMP-BEST CONSULTING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004


NOTE 8-  PROVISION FOR INCOME TAXES (CONTINUED)

         For income tax purposes, the Company reports as a cash basis entity. For financial reporting purposes, the Company accrues the tax liability as an accrual basis taxpayer. As of December 31, 2005, the Company has net operating loss carry forwards of approximately $85,000 that can be utilized to offset future taxable income for Federal income tax purposes through 2025. Utilization of these net loss carry forwards is subject to the limitations of Internal Revenue Code Section 382.

         Because of the current uncertainty of realizing the benefit of the tax carry forward, a valuation allowance equal to the tax benefit for deferred taxes has been established. The full realization of the tax benefit associated with the carry forward depends predominantly upon the Company's ability to generate taxable income during the carry forward period.

NOTE 9-  CAPITALIZED LEASE OBLIGATIONS

         The Company leases computers, which have been classified as capital leases. Depreciation of the assets under capital leases is included in depreciation expense.

         Capitalized lease obligations are comprised as follows:

                                                         2005        2004
                                                       --------    --------
         Capitalized lease with a financial
         institution, payable in monthly
         installments of $208 including interest
         at 5.5% from August 2004 to August 2006.      $  1,403    $  3,564

         Less: Current Maturities (including
         interest):                                      (1,403)     (2,161)
                                                       --------    --------
                                                       $    --     $  1,403
                                                       ========    ========

         At December 31, 2005, future minimum payments on these leases are as follows:

                               YEAR          AMOUNT
                               ----          ------
                               2006          $1,403


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

                            AMP-BEST CONSULTING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004


NOTE 10- STOCKHOLDERS' EQUITY (DEFICIT)

         The Company currently has 1 class of common stock authorized. There are 200 shares authorized of no par common stock, 100 shares issued, and 75 shares currently outstanding at December 31, 2005 and 2004, respectively. In 2003, the Company acquired the 25 shares of one of the original owners, and placed the shares into treasury. The net amount paid for the stock was $15,500, which has been charged to treasury stock on the balance sheet. There have been no additional issuances of the Company's stock since inception.

NOTE 11- RELATED PARTY TRANSACTIONS

         As previously disclosed, the Company has been advanced funds to cover day-to-day operations when cash flow was minimal by an officer and shareholder of the Company. Repayments were made directly by the Company to the lending institution where the funds were borrowed.

         The Company's main office is located in Syracuse, New York. The building is owned by one of the officers of the Company. The Company leases the office space from said related party on a month-to-month lease term. The lease agreement calls for a monthly fee of $1,500, plus utilities. All lease payments are charged to rent expense, and the utilities are charged to operations. Amounts charged to rent expense for the years ended December 31, 2005 and 2004 were $18,000 and $18,000, respectively.

                            AMP-BEST CONSULTING, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

NOTE 12- SUBSEQUENT EVENTS

         SALE OF COMPANY TO SWK TECHNOLOGIES, INC.

         On May 31, 2006, the owners of the Company completed the transfer of the operations of the Company to SWK Technologies, Inc, a wholly owned subsidiary of Trey Resources, Inc. Pursuant to the Asset Purchase Agreement dated May 31, 2006, SWK acquired the name of the Company and certain assets and they assumed certain liabilities in exchange for $60,000 in cash, a $380,000 five year unsecured promissory note to Crandall Melvin III and 6,000,000 restricted shares of Trey Resources, Inc. Class A Common Stock. SWK immediately transferred the employees of the Company to the SWK payroll and assumed the open obligations for unfilled orders and maintenance for the existing customers. Immediately prior to the completion of the acquisition, Mr. Melvin paid down the line of credit with M&T Bank and settled the loan with Lorraine Nechaeu. Cash available in the cash account and proceeds of the collections of accounts receivables will be used to pay down the outstanding accounts payable and settle accrued liabilities. Excess cash will be distributed to Mr. Melvin and the Company will be closed in due course.

         NAME CHANGE

         The Company applied to the New York Department of State an application to have the Company name changed from "AMP - Best Consulting, Inc." to "6834 Buckley Road, Inc.". The application was approved by the State on July 17, 2006.











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